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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-108547, 333-98143, 333-90834, 333-67816,
333-44980 and 333-38151) of Cholestech Corporation of our report dated June 8, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


                                    /s/ PRICEWATERHOUSECOOPERS LLP

San Jose, CA
June 8, 2004